UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Equity Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of the Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) for the year ended December 31, 2018. The Fund’s principal investment objective is to seek both current income and long-term capital appreciation by investing primarily in emerging markets equity securities.

Fund Reorganizations

The Fund successfully completed the reorganizations of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (“ABE”), Aberdeen Israel Fund, Inc. (“ISL”), Aberdeen Indonesia Fund, Inc. (“IF”), Aberdeen Latin America Equity Fund, Inc. (“LAQ”), Aberdeen Singapore Fund, Inc. (“SGF”), Aberdeen Greater China Fund, Inc. (“GCH”) and The Asia Tigers Fund, Inc. (“GRR”) into the Aberdeen Chile Fund, Inc. (“CH”) after close of regular business on April 27, 2018. Effective April 30, 2018, the consolidated Fund was renamed the Aberdeen Emerging Markets Equity Income Fund, Inc. and began to trade on the NYSE American under the ticker symbol “AEF.”

In the reorganizations, common shareholders of ABE, ISL, IF, LAQ, SGF, GCH and GRR, respectively, received an amount of CH common shares with a net asset value (“NAV”) equal to the aggregate NAV of their holdings of ABE, ISL, IF, LAQ, SGF, GCH and/or GRR common shares, as applicable, as determined at the close of business on April 27, 2018. Please see the Notes to Financials for further information.

Total Investment Return

For the year ended December 31, 2018, the total return to shareholders of the Fund based on the NAV and market price, respectively, of the Fund compared to the Fund’s benchmark are as follows:

NAV*	-10.4%
Market Price*	-16.7%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“MSCI Emerging Markets Index”)[1]	-14.2%
MSCI Emerging Markets Latin America[2]	-6.2%
Custom AEF Emerging Markets Index[3]	-8.0%

*assuming the reinvestment of dividends and distributions

For more detailed information about Fund performance please see the Report of the Investment Adviser. The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported in the Financial Highlights due to financial statement rounding or adjustments.

NAV, Market Price and Discount

	NAV	Closing Market Price	Discount
12/31/2018	$7.37	$6.35	13.8%

Throughout the period April 30, 2018 through December 31, 2018, the Fund’s NAV was within a range of $7.23 to $9.66 (due to tender offer and distribution described below) and the Fund’s market price was within a range of $6.20 to $6.90 for the same time period. Throughout the period April 30, 2018 through December 31, 2018, the Fund’s shares traded at a discount to NAV ranging from 5.3% to 16.0%.

Tender Offer and Distribution

On May 11, 2018, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 32% of its issued and outstanding shares at a price equal to 99% of the Fund’s NAV per share at the close of business on the NYSE American Exchange on June 20, 2018, the first business day following the expiration of the offer. The tender offer commenced on May 22, 2018 and expired on June 19, 2018. In connection with the tender offer, the Fund purchased 28,470,130 shares of capital stock at a price equal to $7.9002. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.44155) in accordance with the terms of the tender offer. The Fund also paid a distribution of US$0.882 per share on June 28, 2018 to all shareholders of record as of June 15, 2018, which, in combination with the tender offer, represented an aggregate distribution of approximately 41.1% of the Fund’s assets as of the close of business on April 27, 2018.

In addition, the Fund has adopted a targeted discount policy as detailed in the Fund’s registration statement. The policy requires the Fund: (1) to buy back shares in the open market when the Fund’s shares trade at a discount of 10% or more to NAV and (2) to undertake a

1

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,125 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenaef.com.

2

The MSCI Emerging Markets (EM) Latin America Index captures large and mid cap representation across 5 Emerging Markets (EM) countries* in Latin America. With 108 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenaef.com.

3

The Custom AEF Emerging Markets Index (the “Custom Index”) reflects the returns of the MSCI Emerging Markets Latin America Index for periods prior to April 27, 2018 and the returns of the MSCI Emerging Markets Index for periods subsequent to April 30, 2018. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

Aberdeen Emerging Markets Equity Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

15% tender offer if the average discount exceeds 11% of NAV over any rolling twelve-month period commencing on April 27, 2018 and ending on December 31, 2019, provided that the Fund is not required to conduct more than one tender offer during such period.

Distribution Policy

Effective December 14, 2018, the Fund announced that, recognizing the higher yielding characteristics of the portfolio of the Fund, the Board has approved a policy to pay distributions quarterly, comprised of net investment income generated by dividends paid from the Fund’s underlying securities. Based on estimated dividend income over the period, net of taxes and expenses, the Fund will pay a quarterly distribution at an annualized rate of 2.0% for the next 12-months ending December 31, 2019. This policy will be subject to ongoing review by the Board.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a discount to the NAV that is above an established threshold and management believes such repurchases may enhance shareholder value. During the year ended December 31, 2018, the Fund repurchased 716,879 shares pursuant to its repurchase program.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Beginning in April 2019, the Fund will cease to disclose the Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date of March 29, 2019 and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether a deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is

2	Aberdeen Emerging Markets Equity Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, we have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services we provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite our preparations.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenaef.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen Standard’s email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/email-services.

Contact Us:

•              Visit: https://www.aberdeenstandard.com/en-us/cefinvestorcenter;

•              Email: Investor.Relations@aberdeenstandard.com; or

•              Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Emerging Markets Equity Income Fund, Inc.	3

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Adviser (unaudited)

Prior to April 30, 2018, the Fund was named Aberdeen Chile Fund, Inc. the “Acquiring Fund”). Seven closed-end equity funds managed by Aberdeen Standard entities reorganized into the Acquiring Fund on April 27, 2018. Aberdeen Latin America Equity Fund, Inc. is the performance and accounting survivor for the Fund. Performance information for periods prior to April 30, 2018 does not reflect the Fund’s current investment strategy but rather reflects the performance of the Aberdeen Latin America Equity Fund, Inc.

The Fund’s performance was affected by the reorganization, tender offer and special distribution. At certain times throughout the reorganization process and the tender period, the Fund held higher cash balances than it would have under normal conditions. This includes portfolio realignment that occurred prior to the reorganizations in which securities were required to be sold due to local market restrictions. From the reorganization date through the payment of the tender offer and the special distribution, the Fund managers were completing the realignment of the portfolio which resulted in higher cash balances which impacted performance.

Market/Economic Review

Emerging markets moved sharply lower, along with other major global markets. over the year ended December 31, 2018. A confluence of factors, including persistent U.S. dollar strength, rising protectionism and signs of a slowdown in key economies, weighed on investor sentiment.

Undeterred by market jitters, the U.S. Federal Reserve raised its benchmark interest rate four times in 2018 and remained committed to its balance-sheet reduction program. Together with escalating geopolitical tensions elsewhere, this propelled the U.S. dollar higher and prompted monetary policymakers across several emerging markets to tighten their stance in an effort to protect their currencies and contain inflation. Among the worst-hit markets was Turkey, which was already pressured by deteriorating fundamentals and doubts over the central bank’s independence. Similarly, South African stocks and the rand declined over the reporting period, as optimism about President Cyril Ramaphosa’s leadership proved short-lived and reform progress remained sluggish.

The evolving trade dispute between the United States and China unnerved investors early in 2018 and took a toll on the mainland China economy, which began to slow as deleveraging measures came into effect. Consequently, the Chinese government eased lending conditions and lowered taxes in a bid to boost domestic consumption and private investment. Further dampening investor sentiment was volatility in the technology sector, triggered by lackluster earnings forecasts, collateral damage from the trade dispute, and heightened regulatory scrutiny at home and abroad. Other global markets linked to the integrated global supply chain, such as Korea and Taiwan, also slumped, with contraction in export orders and manufacturing data.

On the positive side, Russia performed relatively well, as oil prices were elevated before losing steam towards the end of 2018 due to a supply glut and expectations of falling demand. This provided India and Indonesia with some respite, and these markets rebounded from earlier bouts of currency weakness.

4	Aberdeen Emerging Markets Equity Income Fund, Inc.

Report of the Investment Adviser (unaudited) (continued)

Political developments took center stage in Latin America. Despite an extended truckers strike that stifled economic activity, Brazil outperformed the broader emerging-markets equity asset class, boosted by Jair Bolsonaro’s presidential election win in October and his good showing in Congress. In contrast, Mexican stocks rallied on the conclusion of a revamped North American trade pact, but subsequently retreated following President Andrés Manuel López Obrador’s decision to scrap the new Mexico City airport.

Fund Performance Review

The Aberdeen Emerging Markets Equity Income Fund returned -10.4% on a net asset value basis for the year ended December 31, 2018, but outperformed the -14.2% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, for the period.

The Fund retains significant exposure to India, where Aberdeen has confidence in the quality and opportunities of the Fund’s holdings, and where we believe that conditions are improving. As India is relatively insulated from global trade worries, the market has been resilient, despite several scandals in the financial sector and waning support for the ruling Bharatiya Janata Party (BJP) in key states. The holding in Housing Development Finance Corp. (HDFC) was among the Fund’s strongest performers for the reporting period, as investors sought higher-quality lenders after the crisis involving non-banking financial companies. Other contributors to the Fund’s relative performance were consumer products maker Hindustan Unilever, given the growth in rural consumption in India, and Tata Consultancy Services, which benefited from rising IT spending.

Both the underweight allocation and stock selection in China benefited the Fund’s relative performance for the reporting period. The Chinese market was hampered by investors’ concerns over slowing domestic growth and the escalating trade tension with the U.S., as well as the downturn in software and Internet stocks that pressured online retailers Alibaba and JD.com, and internet services provider Baidu – which the Fund does not hold. The Fund’s position in internet giant Tencent Holdings performed relatively well over the reporting period. The company’s earnings for the third quarter of its 2018 fiscal year rose 30% year-over-year, supported by strong growth from its advertising, mobile payments and cloud segments. This mitigated sluggishness from its online games segment, which we had expected due to the Chinese government’s clampdown on new game approvals. Meanwhile, the Fund’s holding in property developer China Resources

Land bolstered relative performance as its shares rose on robust results and earnings upgrades, as well as expectations that the government’s stimulus would benefit the property sector.

Conversely, stock selection in the Europe, Middle East and Africa (EMEA) region weighed on the Fund’s relative performance for the reporting period. Shares of Turkish utility company Enerjisa fell in tandem with the broad-based market sell-off due to investors’ macroeconomic concerns, despite its record of relatively stable, inflation-adjusted returns. Elsewhere, the overweight allocation to MTN Group detracted from the Fund’s relative performance, as the South African telecommunications company faced a dispute with the Nigerian government over allegedly illegal dividend repatriation.1

From a sector standpoint, the Fund’s underweight allocation to energy versus the benchmark was a significant detractor from relative performance for the reporting period, as oil and gas exploration and production (E&P) company stocks rose amid robust oil prices for most of 2018. The Fund’s relative performance was bolstered by stock selection in the materials sector. Among individual stocks, Brazilian miner Vale posted healthy results during the reporting period, benefiting from higher iron-ore prices.

Outlook

While we do not minimize the risks, we feel that recent emerging-market concerns have been overdone and believe that investor sentiment and the Fund’s higher-quality holdings should recover. As the effect from the U.S. government tax cuts and fiscal stimulus fades, we think that the U.S. dollar should ease further. Despite a temporary U.S.-China trade rapprochement, we think there will be prolonged tension, and we will continue to monitor developments. Meanwhile, we believe that China’s monetary policy easing measures should support domestic consumption to stabilize growth. We think that politics will also be a key driver of emerging-market performance, with investors keeping a close eye on progress by the new presidential administrations in Mexico and Brazil, as well as elections in markets such as India, Indonesia and South Africa. At the corporate level, we believe that the Fund’s holdings possess healthy fundamentals, wide economic moats,2 and have experienced management teams. In our view, their solid balance sheets have been able to support improving returns to shareholders and their earnings forecasts remain positive, despite the short-term volatility.

1    Repatriation refers to the conversion of offshore capital back to the currency of the country in which a corporation is based.

2    An economic moat is a competitive advantage that one company has over other companies in the same industry.

Aberdeen Emerging Markets Equity Income Fund, Inc.	5

Report of the Investment Adviser (unaudited) (concluded)

Overall, we believe that the Fund is well-positioned to withstand future challenges and capture the medium- to long-term opportunities in emerging markets.

Aberdeen Asset Managers Limited

Risk Considerations

Past performance is not an indication of future results.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

6	Aberdeen Emerging Markets Equity Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI Emerging Markets Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of December 31, 2018.

	1 Year	3 Years	5 Years	10 Years

Net Asset Value (NAV)	-10.4%	16.0%	-1.4%	8.3%
Market Price	-16.7%	14.5%	-2.4%	8.1%
MSCI Emerging Markets Index[1]	-14.2%	9.7%	2.0%	8.4%
MSCI Emerging Markets Latin America[2]	-6.2%	15.2%	-1.4%	5.3%
Custom AEF Emerging Markets Index[3]	-8.0%	14.5%	-1.8%	5.1%

Aberdeen Asset Managers Limited (“AAML”), the Fund’s adviser, had entered into a written contract with the Fund to waive certain fees which was terminated on April 30, 2018. Effective April 30, 2018, AAML entered into an expense limitation agreement with the Fund that is effective through April 30, 2020. Without such waivers and limitation agreements, performance would be lower. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended December 31, 2018. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenaef.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the year ended December 31, 2018 was 1.56%. The net operating expense ratio, net of fee waivers, based on the year ended December 31, 2018 was 1.55%. The net operating expenses, net of fee waivers and excluding taxes and interest and revolving credit facility expense based on the year ended December 31, 2018 was 1.25%.

(1)  Effective April 30, 2018, the MSCI Emerging Markets Index became the Fund’s benchmark index in connection with the change to the Fund’s investment objective and strategy.

(2)  For the MSCI Emerging Markets Latin America Index benchmark, the returns provided for since inception are based on month-end level valuations as of October 31, 1991.

(3)  The Custom Index reflects the returns of the MSCI Emerging Markets Latin America Index for periods prior to April 27, 2018 and the returns of the MSCI Emerging Markets Index for periods subsequent to April 30, 2018. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

Aberdeen Emerging Markets Equity Income Fund, Inc.	7

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets as of December 31, 2018. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 subindustries. As of December 31, 2018, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Sectors	As a Percentage of Net Assets
Financials	28.7%*
Communication Services	21.1%
Information Technology	16.8%
Consumer Staples	11.8%
Materials	10.2%
Real Estate	7.6%
Consumer Discretionary	6.6%
Energy	4.0%
Industrials	3.8%
Utilities	2.2%
Private Equity	0.4%
Short-Term Investments	0.6%
Other Liabilities in Excess of Other Assets	(13.8)%
100.0%

*     As of December 31, 2018, the Fund’s holdings in the Financials sector consisted of five industries: Banks, Insurance, Capital Markets, Diversified Financial Services and Thrifts and Mortgage Finance which represented 18.0%, 3.1%, 3.0%, 2.3% and 2.3%, respectively, of the Fund’s net assets.

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of December 31, 2018.

Countries	As a Percentage of Net Assets
China	18.9%
Brazil	13.0%
India	12.6%
Taiwan	7.8%
Hong Kong	7.7%
South Africa	7.2%
South Korea	7.2%
Thailand	6.8%
Mexico	5.5%
Russia	4.5%
Other	8.8%
100.0%

8	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio Summary (unaudited) (concluded)

Currency Composition	As a Percentage of Net Assets
Hong Kong	23.7%
United States	17.4%
India	10.6%
Brazil	9.4%
South Africa	8.6%
Taiwan	7.8%
Thailand	6.8%
South Korea	5.6%
Indonesia	4.3%
Mexico	3.6%
China	2.6%
Czech Republic	1.9%
Poland	1.8%
Kenya	1.8%
Turkey	1.5%
Russia	1.4%
Romania	1.2%
United Kingdom	1.1%
Malaysia	1.1%
Portugal	1.0%
Short-Term Investments	0.6%
Other Liabilities in Excess of Other Assets	(13.8)%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2018:

Name of Security	As a Percentage of Net Assets
Tencent Holdings Ltd.	6.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.4%
Itausa - Investimentos Itau SA	3.8%
China Mobile Ltd.	3.7%
Samsung Electronics Co. Ltd.	3.5%
China Resources Land Ltd.	3.3%
ITC Ltd.	2.5%
Taiwan Mobile Co. Ltd.	2.5%
Vale SA, ADR	2.4%
Banco Bradesco SA	2.3%

Aberdeen Emerging Markets Equity Income Fund, Inc.	9

Portfolio of Investments

As of December 31, 2018

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—113.2%
COMMON STOCKS—101.9%
ARGENTINA—0.7%
150,000	Tenaris SA	Energy Equipment & Services—0.7%	$3,198,000
AUSTRALIA—1.4%
292,200	BHP Group PLC(a)	Metals & Mining—1.4%	6,165,006
BRAZIL—9.3%
1,698,200	Ambev SA(a)	Beverages—1.5%	6,729,263
1,175,900	Banco Bradesco SA(a)	Banks—2.3%	10,249,342
745,900	Telefonica Brasil SA(a)	Diversified Telecommunication Services—1.8%	7,944,099
403,400	Ultrapar Participacoes SA, ADR	Oil, Gas & Consumable Fuels—1.3%	5,462,036
811,295	Vale SA, ADR	Metals & Mining—2.4%	10,700,981
			41,085,721
CHILE—3.0%
248,500	Banco Santander Chile, ADR	Banks—1.7%	7,430,150
1,211,700	Enel Chile SA, ADR	Electric Utilities—1.3%	5,997,915
			13,428,065
CHINA—18.9%
1,669,700	China Mobile Ltd.(a)	Wireless Telecommunication Services—3.7%	16,157,007
3,733,500	China Resources Land Ltd.(a)	Real Estate Management & Development—3.3%	14,361,553
910,077	Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect)(a)(b)	Electronic Equipment Instruments & Components—0.8%	3,434,088
859,000	Ping An Insurance Group Co. of China Ltd., H Shares(a)	Insurance—1.7%	7,578,110
2,089,837	SAIC Motor Corp. Ltd., A Shares(a)(b)	Automobiles—1.8%	8,130,807
731,100	Tencent Holdings Ltd.(a)	Interactive Media & Services—6.6%	29,302,724
129,500	Yum China Holdings, Inc.	Hotels, Restaurants & Leisure—1.0%	4,342,135
			83,306,424
CZECH REPUBLIC—1.9%
218,100	Komercni Banka AS(a)	Banks—1.9%	8,235,142
HONG KONG—7.7%
733,000	AIA Group Ltd.(a)	Insurance—1.4%	6,088,892
11,490,000	Convenience Retail Asia Ltd.(a)	Food & Staples Retailing—1.2%	5,040,560
3,719,000	Hang Lung Properties Ltd.(a)	Real Estate Management & Development—1.6%	7,068,795
251,548	Hong Kong Exchanges & Clearing Ltd.(a)	Capital Markets—1.7%	7,271,888
554,041	HSBC Holdings PLC(a)	Banks—1.0%	4,571,610
19,515,000	Pacific Basin Shipping Ltd.(a)	Marine—0.8%	3,717,801
			33,759,546
INDIA—12.6%
1,247,000	Bharti Infratel Ltd.(a)	Diversified Telecommunication Services—1.0%	4,623,457
350,300	Grasim Industries Ltd., GDR(a)	Construction Materials—0.9%	4,122,913
100,000	Hero MotoCorp Ltd.(a)	Automobiles—1.0%	4,423,137
198,000	Hindustan Unilever Ltd.(a)	Household Products—1.2%	5,154,221
355,000	Housing Development Finance Corp. Ltd.(a)	Thrifts & Mortgage Finance—2.3%	9,984,850
540,000	Infosys Ltd.(a)	Information Technology Services—1.2%	5,107,127
518,600	Infosys Ltd., ADR	Information Technology Services—1.1%	4,937,072
2,710,000	ITC Ltd.(a)	Tobacco—2.5%	10,924,972
236,000	Tata Consultancy Services Ltd.(a)	Information Technology Services—1.4%	6,404,852
			55,682,601

10	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio of Investments (continued)

As of December 31, 2018

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
INDONESIA—4.3%
6,023,300	Indocement Tunggal Prakarsa Tbk PT(a)	Construction Materials—1.7%	$7,735,544
2,100,100	Mandom Indonesia Tbk PT	Personal Products—0.6%	2,519,244
39,100,000	Sepatu Bata Tbk PT	Textiles, Apparel & Luxury Goods—0.4%	1,631,433
26,497,800	Telekomunikasi Indonesia Persero Tbk PT(a)	Diversified Telecommunication Services—1.6%	6,927,410
			18,813,631
KENYA—1.8%
11,511,400	Equity Group Holdings PLC	Banks—0.9%	3,925,625
18,827,700	Safaricom PLC	Wireless Telecommunication Services—0.9%	4,111,053
			8,036,678
MACAU—0.8%
800,000	Sands China Ltd.(a)	Hotels, Restaurants & Leisure—0.8%	3,488,810
MALAYSIA—1.1%
940,000	Heineken Malaysia Bhd(a)	Beverages—1.1%	4,648,772
MEXICO—5.5%
226,157	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	Transportation Infrastructure—1.9%	8,598,489
1,794,997	Grupo Financiero Banorte SAB de CV, Class O	Banks—2.0%	8,762,276
4,463,800	Kimberly-Clark de Mexico SAB de CV, Class A	Household Products—1.6%	7,109,644
			24,470,409
POLAND—1.8%
276,900	Bank Polska Kasa Opieki SA(a)	Banks—1.8%	8,072,803
PORTUGAL—1.0%
356,100	Jeronimo Martins SGPS SA(a)	Food & Staples Retailing—1.0%	4,219,962
ROMANIA—1.2%
1,838,700	BRD-Groupe Societe Generale SA(a)	Banks—1.2%	5,146,238
RUSSIA—4.5%
508,700	Globaltrans Investment PLC	Road & Rail—1.1%	4,608,822
125,400	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels—2.0%	8,946,036
2,285,400	Sberbank of Russia PJSC(a)	Banks—1.4%	6,166,183
			19,721,041
SOUTH AFRICA—7.2%
2,226,200	FirstRand Ltd.(a)	Diversified Financial Services—2.3%	10,140,051
520,376	JSE Ltd.	Capital Markets—1.4%	5,988,077
804,400	MTN Group Ltd.(a)	Wireless Telecommunication Services—1.1%	4,972,206
18,800	Naspers Ltd., N Shares(a)	Media—0.8%	3,764,069
1,126,700	Truworths International Ltd.(a)	Specialty Retail—1.6%	6,890,040
			31,754,443
TAIWAN—7.8%
444,000	Globalwafers Co. Ltd.(a)	Semiconductors & Semiconductor Equipment—0.9%	4,070,389
3,146,000	Taiwan Mobile Co. Ltd.(a)	Wireless Telecommunication Services—2.5%	10,894,897
2,651,000	Taiwan Semiconductor Manufacturing Co. Ltd.(a)	Semiconductors & Semiconductor Equipment—4.4%	19,249,518
			34,214,804

Aberdeen Emerging Markets Equity Income Fund, Inc.	11

Portfolio of Investments (continued)

As of December 31, 2018

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
THAILAND—6.8%
910,900		Advanced Info Service PCL, Foreign Shares(a)	Wireless Telecommunication Services—1.1%	$4,825,868
8,343,400		Hana Microelectronics PCL, Foreign Shares(a)	Electronic Equipment Instruments & Components—1.9%	8,463,004
16,860,400		Land & Houses PCL, Foreign Shares(a)	Real Estate Management & Development—1.2%	5,126,473
375,000		Siam Cement PCL (The), Foreign Shares(a)	Construction Materials—1.1%	5,023,662
10,945,300		Tesco Lotus Retail Growth Freehold & Leasehold Property Fund(a)	Equity Real Estate Investment Trusts (REIT)—1.5%	6,622,310
				30,061,317
TURKEY—1.5%
1,995,784		Cimsa Cimento Sanayi VE Ticaret AS(a)	Construction Materials—0.6%	2,840,830
3,883,500		Enerjisa Enerji(a)(c)	Electric Utilities—0.9%	3,741,092
				6,581,922
UNITED KINGDOM—1.1%
567,527		M.P. Evans Group PLC	Food Products—1.1%	4,911,681
		Total Common Stocks		449,003,016
PREFERRED STOCKS—10.9%
BRAZIL—3.7%
5,317,320		Itausa - Investimentos Itau SA(a)	Banks—3.7%	16,569,445
SOUTH KOREA—7.2%
52,100		LG Chem Ltd.(a)	Chemicals—2.1%	9,135,073
548,800		Samsung Electronics Co. Ltd.(a)	Technology Hardware, Storage & Peripherals—3.6%	15,681,226
9,500		Samsung Electronics Co. Ltd., GDR	Technology Hardware, Storage & Peripherals—1.5%	6,859,000
				31,675,299
		Total Preferred Stocks		48,244,744
PRIVATE EQUITY—0.4%
GLOBAL—0.3%*
11,723,413		Emerging Markets Ventures I, L.P.(a)(d)(e)(f)(g)(h)(i)	Private Equity—0.1%	161,314
2,400,000		Telesoft Partners II QP, L.P.(a)(d)(e)(f)(i)	Private Equity—0.2%	913,512
				1,074,826
ISRAEL—0.1%
1,250,001	(h)	ABS GE Capital Giza Fund, L.P.(a)(d)(e)(f)(i)	Private Equity— –%	29,688
3,349,175	(h)	BPA Israel Ventures, LLC(a)(d)(e)(f)(g)(i)	Private Equity—0.1%	239,265
250,440	(h)	Delta Fund Liquidating Trust(a)(d)(e)(f)(i)	Private Equity— –%	25,352
108,960		Exent Technologies Ltd. Preferred A1 Shares(a)(d)(e)(i)(j)(k)	Private Equity— –%	–
93,456		Exent Technologies Ltd. Preferred C Shares(a)(d)(e)(i)(j)(k)	Private Equity— –%	–
23,574		Exent Technologies Ltd. Warrants A1(a)(d)(e)(i)(j)(k)	Private Equity— –%	–
70,284		Flash Networks Ltd. Ordinary Shares(a)(d)(e)(i)(j)(k)	Private Equity— –%	–
18		Flash Networks Ltd. Series C Preferred(a)(d)(e)(i)(j)(k)	Private Equity— –%	–
34,896		Flash Networks Ltd. Series C-1 Preferred(a)(d)(e)(i)(j)(k)	Private Equity— –%	–
20,289		Flash Networks Ltd. Series D Preferred(a)(d)(e)(i)(j)(k)	Private Equity— –%	–
14,928		Flash Networks Ltd. Series E Preferred(a)(d)(e)(i)(j)(k)	Private Equity— –%	–
33		Flash Networks Ltd. Warrants C(a)(d)(e)(i)(j)(k)	Private Equity— –%	–
78		Flash Networks Ltd. Warrants Ordinary(a)(d)(e)(i)(j)(k)	Private Equity— –%	–
4,000,000	(h)	Giza GE Venture Fund III, L.P.(a)(d)(e)(f)(i)	Private Equity— –%	68,560
1,522,368	(h)	Neurone Ventures II, L.P.(a)(d)(e)(i)(j)	Private Equity— –%	168,877
32,574		Vidyo, Inc. Trust A (Preferred)(a)(d)(e)(i)(j)(l)	Private Equity— –%	–
15,532		Vidyo, Inc. Trust B (Preferred)(a)(d)(e)(i)(j)(l)	Private Equity— –%	–

12	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio of Investments (concluded)

As of December 31, 2018

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
PRIVATE EQUITY (continued)
ISRAEL (continued)
13,220	Vidyo, Inc. Trust B1 (Preferred)(a)(d)(e)(i)(j)(l)	Private Equity— –%	$–
6,864	Vidyo, Inc. Trust C (Preferred)(a)(d)(e)(i)(j)(l)	Private Equity— –%	–
4,150	Vidyo, Inc. Trust C1 (Preferred)(a)(d)(e)(i)(j)(l)	Private Equity— –%	–
82,872	Vidyo, Inc. Trust Common(a)(d)(e)(i)(j)(l)	Private Equity— –%	–
2,714	Vidyo, Inc. Trust D (Preferred)(a)(d)(e)(i)(j)(l)	Private Equity— –%	–
			531,742
	Total Private Equity		1,606,568
	Total Long-Term Investments—113.2% (cost $570,832,902)		498,854,328
Shares	Description		Value (US$)
SHORT-TERM INVESTMENT—0.6%
UNITED STATES—0.6%
2,583,432	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.27%(m)		2,583,432
	Total Short-Term Investment—0.6% (cost $2,583,432)		2,583,432
	Total Investments—113.8% (cost $573,416,334)(n)		501,437,760
	Liabilities in Excess of Other Assets—(13.8)%		(60,618,967)

	Net Assets—100.0%		$440,818,793

(a)

Fair Valued Security. Fair values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)

China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Illiquid security.
(e)	Non-income producing security.
(f)	In liquidation.
(g)	As of December 31, 2018, the aggregate amount of open commitments for the Fund is $2,627,412.
(h)	Represents contributed capital.
(i)	Restricted security, not readily marketable. See Note 8 of the accompanying Notes to Financial Statements.
(j)	Active private equity investments.
(k)	Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust. See Note 8 of the accompanying Notes to Financial Statements.
(l)	Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. See Note 8 of the accompanying Notes to Financial Statements.
(m)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of December 31, 2018.
(n)	See accompanying Notes to Portfolio of Investments for tax unrealized appreciation/(depreciation) of securities.
*	“Global” is the percentage attributable to the Fund’s holdings in a private equity fund which invests globally and is not categorized under a particular country.

ADR American Depositary Receipt

GDR Global Depositary Receipt

PLC Public Limited Company

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	13

Statement of Assets and Liabilities

As of December 31, 2018

Assets
Investments, at value (cost $570,832,902)	$498,854,328
Short-term investments, at value (cost $2,583,432)	2,583,432
Cash	153,936
Interest and dividends receivable	783,002
Tax reclaim receivable	713,555
Prepaid expenses	190,389
Total assets	503,278,642
Liabilities
Revolving credit facility payable (Note 7)	49,000,000
Dividends payable to common shareholders	11,610,293
Investment advisory fees payable (Note 3)	1,001,794
Administration fees payable (Note 3)	88,403
Director fees payable	77,250
Investor relations fees payable (Note 3)	30,446
Deferred foreign capital gains tax (Note 2h)	28,152
Interest payable on bank loan	4,954
Other accrued expenses	618,557
Total liabilities	62,459,849

Net Assets	$440,818,793
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$59,782
Paid-in capital in excess of par	518,524,048
Distributable earnings (accumulated loss)	(77,765,037)
Net Assets	$440,818,793
Net asset value per share based on 59,782,149 shares issued and outstanding	$7.37

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Equity Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2018

Net Investment Income
Income
Dividends and other income (net of foreign withholding taxes of $1,573,020)	$16,672,249
Interest income	191,807
Total Investment Income	16,864,056
Expenses
Investment advisory fee (Note 3)	3,738,949
Chilean repatriation taxes (Note 2)	442,942
Administration fee (Note 3)	415,781
Custodian’s fees and expenses	349,542
Directors’ fees and expenses	260,531
Insurance expense	225,030
Legal fees and expenses	161,250
Reports to shareholders and proxy solicitation	114,635
Investor relations fees and expenses (Note 3)	102,530
Independent auditors’ fees and expenses	72,806
Transfer agent’s fees and expenses	56,100
Miscellaneous	144,919
Total expenses before reimbursed/waived expenses	6,085,015
Interest and revolving credit facility expenses (Note 7)	876,764
Total expenses	6,961,779
Less: Investment advisory fee waiver (Note 3)	(84,261)
Net expenses	6,877,518

Net Investment Income	9,986,538
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	125,227,875
Foreign currency transactions	(2,485,389)
122,742,486
Net change in unrealized appreciation/(depreciation) on:
Investments (including $39,593 change in deferred capital gains tax) (Note 2h)	(229,650,610)
Foreign currency translation	(85,134)
(229,735,744)
Net realized and unrealized loss from investments and foreign currency translations	(106,993,258)
Net Decrease in Net Assets Resulting from Operations	$(97,006,720)

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	15

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017 (b)
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$9,986,538	$2,085,768
Net realized gain from investment and foreign currency related transactions	122,742,486	424,885
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(229,735,744)	48,331,661
Net increase/(decrease) in net assets resulting from operations	(97,006,720)	50,842,314
Distributions to Shareholders from:
Distributable earnings(a)	(99,098,116)	(3,157,650)
Net decrease in net assets from distributions	(99,098,116)	(3,157,650)
Common Stock Transactions:
Proceeds from shares issued from the reorganizations resulting in the addition of 81,520,642 and 0 shares, respectively (Notes 1 and 13)	649,848,047	–
Repurchase of common stock resulting in the reduction of 716,879 and 0 shares of common stock, respectively (Note 6)	(4,951,726)	–
Cost of shares purchased through a tender offer (including $239,985 in expenses) of 28,470,130 and 0 shares, respectively (Note 5)	(225,159,713)	–
Change in net assets from capital transactions	419,736,608	–
Change in net assets resulting from operations	223,631,772	47,684,664
Net Assets:
Beginning of year	217,187,021	169,502,357
End of year	$440,818,793	$217,187,021

(a)

Per Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”, the Fund is no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. For the year ended December 31, 2017, all distributions to shareholders from distributable earnings were from net investment income.

(b)	Reflects financial history of the accounting survivor of the reorganizations discussed in Note 1 of the Notes to Financial Statements.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

16	Aberdeen Emerging Markets Equity Income Fund, Inc.

Financial Highlights

	For the Years Ended December 31,
	2018	(a)	2017	(b)	2016	(b)	2015	(b)	2014	(b)
PER SHARE OPERATING PERFORMANCE(c):
Net asset value per common share, beginning of year	$9.99		$7.80		$5.91		$8.57		$10.70
Net investment income	0.19		0.10		0.11		0.14		0.19
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(1.36)		2.23		1.88		(2.69)		(1.87)
Total from investment operations applicable to common shareholders	(1.17)		2.33		1.99		(2.55)		(1.68)
Dividends and distributions to common shareholders from:
Net investment income	(0.13)		(0.14)		(0.10)		(0.11)		(0.18)
Net realized gains	(1.36)		–		–		–		(0.27)
Total distributions	(1.49)		(0.14)		(0.10)		(0.11)		(0.45)
Capital Share Transactions:
Impact due to open market repurchase program	0.01		–		–		–		–
Impact due to tender offer	0.03		–		–		–		–
Net asset value per common share, end of year	$7.37		$9.99		$7.80		$5.91		$8.57
Market value, end of year	$6.35		$9.15		$6.78		$5.22		$7.74
Total Investment Return Based on(d):
Market value	(16.72%	)	37.05%		31.68%		(30.95%	)	(14.78%	)
Net asset value	(10.38%	)	30.05%		33.81%		(29.42%	)(e)	(15.23%	)(e)
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$440,819		$217,187		$169,502		$128,544		$186,250
Average net assets (000 omitted)	$445,001		$203,477		$161,113		$162,418		$228,971
Total expenses, net of fee waivers(f)	1.55%		1.68%		1.37%		1.39%		1.26%
Total expenses, excluding fee waivers(f)	1.56%	(g)	1.70%		1.38%		1.41%		1.28%
Total expenses, excluding taxes net of fee waivers	1.45%	(g)	1.32%		1.34%		1.39%		1.26%
Total expenses, excluding taxes and interest and revolving credit facility expenses, net of fee waivers	1.25%	(g)	–%	(h)	–%	(h)	–%	(h)	–%	(h)
Net investment income(f)	2.24%		1.03%		1.48%		1.82%		1.80%
Portfolio turnover	145.10%	(j)	14.53%		10.71%		14.75%		13.58%
Revolving credit facility outstanding (000 omitted)	$49,000		$–	(h)	$–	(h)	$–	(h)	$–	(h)
Asset coverage ratio on revolving credit facility at year end	1,000%		–	(h)	–	(h)	–	(h)	–	(h)
Asset coverage per $1,000 on revolving credit facility at year end(i)	$9,996		$–	(h)	$–	(h)	$–	(h)	$–	(h)

(a)	Seven Aberdeen Funds reorganized into Aberdeen Emerging Markets Equity Income Fund on April 27, 2018. (See Notes 1 and 13)
(b)

Historical net asset value and per share amounts for the accounting survivor of the reorganizations discussed in Note 1 of the Notes to Financial Statements have been recasted to reflect the conversion ratio of 2.9187 in effect on the date of reorganization of April 27, 2018. Ratios to Average Net Assets were not impacted.

(c)	Based on average shares outstanding.
(d)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(f)	Ratios include the effect of Chilean taxes.
(g)

Effective April 30, 2018, the Fund entered into an expense limitation agreement to limit total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis. (See Note 3) Prior to this, there was no expense limitation agreement in place.

(h)	Effective June 26, 2018, the Fund began utilizing the revolving credit facility.
(i)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.
(j)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to the reorganization of the Fund and change in investment strategy.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	17

Notes to Financial Statements

December 31, 2018

1. Organization

Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE American Exchange under the ticker symbol “AEF”.

On April 27, 2018, the Aberdeen Chile Fund, Inc. through a series of reorganizations, acquired the assets and assumed the liabilities of the

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Greater China Fund, Inc. and The Asia Tigers Fund, Inc. The Aberdeen Latin America Equity Fund, Inc. is considered the performance and accounting survivor of the reorganizations and certain financial history of the Aberdeen Latin America Equity Fund, Inc. is included in these financial statements. The Aberdeen Chile Fund, Inc. prior to close of business April 27, 2018 is considered the tax survivor of the reorganizations.

The following is a summary of the net asset value (“NAV”) per share issued as of April 27, 2018.

Fund	Shares Issued	Net Asset Value Per Shares Issued
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	15,379,430	$15.6741
Aberdeen Israel Fund, Inc.	8,139,466	19.9425
Aberdeen Indonesia Fund, Inc.	7,242,752	7.5631
Aberdeen Latin America Equity Fund, Inc.	21,739,864	28.2129
Aberdeen Singapore Fund, Inc.	11,120,171	14.4589
Aberdeen Greater China Fund, Inc.	11,799,376	12.9360
The Asia Tigers Fund, Inc.	4,190,411	11.6849
Total	79,611,470

Effective April 30, 2018, the Aberdeen Chile Fund, Inc. changed its name and strategy. The renamed Fund is Aberdeen Emerging Markets Equity Income Fund, Inc. and its objective is to seek to provide both current income and long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market equity securities. The Fund intends to use leverage for investment purposes through borrowing in an amount currently estimated to be approximately 10% of total assets.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

18	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2018

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act as of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund may also invest in private equity private placement securities, which represented 0.4% of the net assets of the Fund as of December 31, 2018. The private equity private placement securities in which the Fund is invested are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are stated at fair value as determined by the Fund’s Pricing Committee by utilizing the net asset valuations provided by the underlying funds as a practical expedient. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments. No such adjustments were made to the NAVs provided by the underlying funds.

Aberdeen Emerging Markets Equity Income Fund, Inc.	19

Notes to Financial Statements (continued)

December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$103,180,669	$345,822,347	$–	$449,003,016
Preferred Stocks	6,859,000	41,385,744	–	48,244,744
Short-Term Investment	2,583,432	–	–	2,583,432
Total	$112,623,101	$387,208,091	$–	$499,831,192
Private Equity (a)				1,606,568
Total Investments				$501,437,760

Amounts listed as “–” are $0 or round to $0.

(a)

Private Equity investments are measured at the net asset valuations provided by the underlying funds as a practical expedient and have not been classified in the fair value levels. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii) purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

20	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2018

d. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

f. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

g. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent year ended December 31, 2018 are subject to such review.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

Income received by the Fund from sources within Chile and other foreign countries may be subject to withholding and other taxes imposed by Chile and such other countries. The Fund incurs foreign Chilean taxes on income as well as realized gains generated from Chilean securities where there is no Chilean market presence. In order to have “market presence,” a Chilean security must have either: (i) transactions greater than or equal to 1,000 Chilean UF (Unidad de Fomentos, a unit of account used in Chile) in 25% or more of the last 180 days; or (ii) a “market maker” acting in accordance with General Regulation No. 327 of the Superintendencia de Valores y Seguros, the primary Chilean securities and insurance supervisor. For the year ended December 31, 2018, the Fund incurred $442,942 of such expense.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

i. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

j. Repurchase Agreements

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral decline, or if bankruptcy proceedings are commenced with respect to the

Aberdeen Emerging Markets Equity Income Fund, Inc.	21

Notes to Financial Statements (continued)

December 31, 2018

counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. As of and during the year ended December 31, 2018, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Prior to April 28, 2018, AAML received, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. AAML had agreed to contractually waive 0.02% of its annual advisory fee in an advisory fee waiver agreement. Effective April 28, 2018, AAML receives, an annual fee, calculated weekly and paid quarterly, equal to 0.90% of the first $250 million, 0.80% of amounts $250-$500 million and 0.75% of amounts over $500 million. For the year ended December 31, 2018, AAML earned $3,738,949 for advisory services, of which it waived $13,386 pursuant to the Waiver Agreement.

Effective April 30, 2018 AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through April 30, 2020. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis. Through December 31, 2018, AAML waived a total of $70,875.

b. Fund Administration:

Aberdeen Standard Investments, Inc. (formerly, Aberdeen Asset Management Inc.) (“ASI”), an affiliate of the Adviser, is the Fund’s Administrator, pursuant to an agreement under which ASI receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly net assets. For the year ended December 31, 2018, ASI earned $353,486 from the Fund for administration services. (This fee is the net amount paid to ASI adjusted for the portion paid to BTG Pactual Chile as described below).

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile”) served as the Fund’s Chilean administrator through August 31, 2018. For its services, BTG Pactual Chile was paid a fee out of the administration fee payable to ASI calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value of its Chilean holdings. In addition, BTG Pactual Chile received a supplemental administration fee, annual reimbursement of out of pocket expenses and an accounting fee from the Fund. For the year ended December 31, 2018, the administration fees, supplemental administration fees and accounting fees earned by BTG Pactual Chile amounted to $2,515, $53,771 and $6,009, respectively.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASI.

Pursuant to the terms of the Investor Relations Services Agreement, ASI (or third parties hired by ASI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the year ended December 31, 2018, the Fund incurred investor relations fees and expenses of approximately $102,530. For the year ended December 31, 2018, ASI did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2018, were $670,912,405 and $1,657,483,167, respectively.

22	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2018

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share common stock. As of December 31, 2018, there were 59,782,149 shares of common stock issued and outstanding.

a. Tender Offer and Distribution

On May 11, 2018, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 32% of its issued and outstanding shares at a price equal to 99% of the Fund’s NAV per share at the close of business on the NYSE American Exchange on June 20, 2018, the first business day following the expiration of the offer. The tender offer commenced on May 22, 2018 and expired on June 19, 2018. In connection with the tender offer, the Fund purchased 28,470,130 shares of capital stock at a price equal to $7.9002. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.44155) in accordance with the terms of the tender offer. The Fund also paid a distribution of US$0.882 per share on June 28, 2018 to all shareholders of record as of June 15, 2018, which, in combination with the tender offer, represented an aggregate distribution of approximately 41.1% of the Fund’s assets as of the close of business April 27, 2018.

6. Open Market Repurchase Program

The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the year ended December 31, 2018, the Fund repurchased 716,879 shares pursuant to its repurchase agreement.

7. Credit Facility

On June 26, 2018, the Fund entered into a revolving credit facility of $65,000,000 with The Bank of Nova Scotia for a 1-year term. The outstanding balance on the loan as of December 31, 2018 was $49,000,000 and the average interest rate on the revolving credit facility was 2.94%. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis. The amounts borrowed from the revolving credit facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

8. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security (1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 12/31/18	Percent of Net Assets	Cumulative Distributions Received (2)
ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$1,250,000	$985,303	$29,688	0.01	$1,660,765
BPA Israel Ventures, LLC (3)	10/05/00 – 12/09/05	4,600,000	1,809,951	239,265	0.05	705,645
Delta Fund Liquidating Trust	11/15/00 – 03/28/07	250,000	89,240	25,352	0.01	339,118
Emerging Markets Ventures I, L.P. (3)	01/22/98 – 01/10/06	13,100,000	3,999,829	161,314	0.03	12,723,311
Exent Technologies Ltd. Preferred A1 Shares (4)	11/29/15	–	178,199	–	–	–
Exent Technologies Ltd. Preferred C Shares (4)	11/29/15	–	–	–	–	–
Exent Technologies Ltd. Warrants A1 (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Ordinary Shares (4)	11/29/15	–	163,839	–	–	–
Flash Networks Ltd. Series C Preferred (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series C-1 Preferred (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series D Preferred (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series E Preferred (4)	11/29/15	–	–	–	–	–

Aberdeen Emerging Markets Equity Income Fund, Inc.	23

Notes to Financial Statements (continued)

December 31, 2018

Security (1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 12/31/18	Percent of Net Assets	Cumulative Distributions Received (2)
Flash Networks Ltd. Warrants C (4)	11/29/15	$—	$—	$—	—	$—
Flash Networks Ltd. Warrants Ordinary (4)	11/29/15	—	—	—	—	—
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	4,000,000	2,429,172	68,560	0.01	1,323,321
Neurone Ventures II, L.P. (3)	11/24/00 – 12/21/10	1,500,000	237,783	168,877	0.04	1,067,128
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	2,400,000	1,112,731	913,512	0.21	1,282,411
Vidyo, Inc. Trust A (Preferred) (5)	11/22/13	—	29,796	—	—	—
Vidyo, Inc. Trust B (Preferred) (5)	11/22/13	—	14,207	—	—	—
Vidyo, Inc. Trust B1 (Preferred) (5)	11/22/13	—	12,092	—	—	—
Vidyo, Inc. Trust C (Preferred) (5)	11/22/13	—	6,279	—	—	—
Vidyo, Inc. Trust C1 (Preferred) (5)	11/22/13	—	3,796	—	—	—
Vidyo, Inc. Trust Common (5)	11/22/13	—	71,948	—	—	—
Vidyo, Inc. Trust D (Preferred) (5)	11/22/13	—	2,482	—	—	—
Total		$27,100,000	$11,146,647	$1,606,568	0.36	$19,101,699

Amounts listed as “ – ” are $0 or round to $0.

(1)

Extent Technologies Ltd., Flash Networks Ltd., Neurone Ventures II, L.P., Telesoft Partners II QP, L.P. and Vidyo, Inc. Trust are still considered active investments by the Fund’s Adviser. ABS GE Capital Giza Fund, L.P., BPA Israel Ventures, LLC, Delta Fund I, L.P., Giza GE Venture Fund III, L.P., Emerging Markets Ventures I, L.P. and Technology Crossover Ventures IV, L.P. are in liquidation.

(2)	Cumulative distributions include distributions received from income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.
(3)	BPA Israel Ventures LLC has open commitments of $1,250,825. Emerging Markets Ventures I, L.P. has open commitments of $1,376,587.
(4)	Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.
(5)

Vidyo Inc., Trust was a spinoff from SVE Star Ventures IX. SVE Star Ventures IX reached the end of its term in 2012 and, accordingly, its entire portfolio was sold in a secondary transaction which closed on December 24, 2012. During the secondary transaction, the Fund’s pro rata holdings in Vidyo (and its affiliate Delta Vidyo) were excluded from the transaction, placed in trust and considered as a distribution-in-kind.

The Fund may incur certain costs in connection with the disposition of the above securities.

9. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by

24	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2018

the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks Associated with Restricted Securities

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. China Risk

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange-listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

The Fund’s ability to freely trade in China A shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

e. Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

f. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

g. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price

Aberdeen Emerging Markets Equity Income Fund, Inc.	25

Notes to Financial Statements (continued)

December 31, 2018

received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

(h) Market Events Risk

The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Policy and legislative changes in countries around the world are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

For example, whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

Please read the prospectus for more detailed information regarding these and other risks.

10. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$569,400,606	$14,600,837	$(82,563,683)	$(67,962,846)

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

	December 31, 2018	December 31, 2017
Distributions paid from:
Ordinary Income	$5,488,755	$3,157,650
Net long-term capital gains	86,888,712	–
Tax return of capital	–	–
Total tax character of distributions	$92,377,467	$3,157,650

As of December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	324,679
Total undistributed earnings	$324,679
Capital loss carryforward	(10,149,411)	*
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	(67,940,305)	**
Total accumulated earnings/(losses) – net	$(77,765,037)

26	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2018

*                 As of December 31, 2018, the Fund has a capital loss carryforward available of $10,149,411, which consisted of long-term post RIC-Mod losses with no expiration date. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.

**            The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to wash sales, passive foreign investment companies, partnership adjustments and merger CLCO outstanding.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses, passive foreign investment companies, partnership adjustments and merger related adjustments. These reclassifications have no effect on net assets or NAVs per share.

Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
$15,283,135	$(15,283,135)

12. Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the FASB for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018.

On August 28, 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. ASI has evaluated ASU 2018-13 and determined that there is no significant impact on the Fund’s financial statements. ASI has early adopted the following ASU 2018-13 guidance in the Fund’s financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

13. Fund Reorganizations

Effective April 27, 2018, the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”) acquired all of the assets and assumed all of the liabilities of the Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (“ABE”), Aberdeen Israel Fund, Inc. (“ISL”), Aberdeen Indonesia Fund, Inc. (“IF”), Aberdeen Latin America Equity Fund, Inc. (“LAQ”), Aberdeen Singapore Fund, Inc. (“SGF”), Aberdeen Greater China Fund, Inc. (“GCH”) and The Asia Tigers Fund, Inc. (“GRR”) (the “Acquired Funds”) pursuant to plans of reorganization approved by the Board of Directors on October 4, 2017 except GRR, which was approved on October 31, 2017. On April 30, 2018, the Acquiring Fund changed its name to Aberdeen Emerging Markets Equity Income Fund, Inc.

The acquisition was accomplished by a tax-free exchange as follows:

49,853,913 shares of the Acquired Funds, fair valued at $769,560,237 for 79,611,470 shares of the Acquiring Fund.

The investment portfolio and cash of the Acquired Funds, with a fair value of $768,833,828 and identified cost of $669,191,819 were the principal assets acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at value; however, the cost basis of the investments received from each of the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The

Acquiring Fund acquired capital loss carryovers of $13,689,302 which is subject to loss limitations from the Acquired Funds. Immediately prior to the merger, the investment portfolio and cash of the Acquiring Fund was $80,843,745.

Assuming that the reorganizations had been completed on January 1, 2018, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2018 are as follows:

Net investment income	$8,515,347
Net realized and unrealized loss from investments	(107,586,486)
Net decrease in net assets from operations	(99,071,139)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since April 27, 2018.

Aberdeen Emerging Markets Equity Income Fund, Inc.	27

Notes to Financial Statements (concluded)

December 31, 2018

The chart below shows a summary of net assets, shares outstanding, NAV per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
Before Reorganization
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9,484,813	$148,665,555	$15.67	$(4,438,520)	$(7,214,263)
Aberdeen Israel Fund, Inc.	3,945,468	78,682,385	19.94	29,355,050	1,581,369
Aberdeen Indonesia Fund, Inc.	9,257,205	70,012,721	7.56	9,430,450	(991,879)
Aberdeen Latin America Equity Fund, Inc.	7,448,517	210,143,941	28.21	23,607,425	1,952,021
Aberdeen Singapore Fund, Inc.	7,434,333	107,492,280	14.46	27,382,433	(389,863)
Aberdeen Greater China Fund, Inc.	8,816,794	114,054,347	12.94	9,242,164	221,508
The Asia Tigers Fund, Inc.	3,466,783	40,509,009	11.68	5,063,007	83,140
Aberdeen Chile Fund, Inc.	9,357,690	90,453,557	9.67	25,992,917	7,327,710
Total		$860,013,795		$125,634,926	$2,569,743

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
After Reorganization
Aberdeen Emerging Markets Equity Income Fund, Inc.	88,969,160	$860,013,795	$9.67	$125,634,926	$2,569,743

14. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2018.

28	Aberdeen Emerging Markets Equity Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Aberdeen Emerging Markets Equity Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Emerging Markets Equity Income Fund, Inc. (the Fund) (formerly, the Aberdeen Chile Fund, Inc.), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended December 31, 2016, before the effects of the adjustments to recast the per share operating performance amounts to reflect the reorganization as described in Note 1, were audited by other auditors whose report, dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

We also have audited the adjustments to the 2016, 2015, and 2014 financial highlights to recast the per share operating performance amounts for the reorganization as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the 2016, 2015, or 2014 financial highlights of the Fund other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2016, 2015, or 2014 financial highlights taken as a whole.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

February 28, 2019

Aberdeen Emerging Markets Equity Income Fund, Inc.	29

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the year ended December 31, 2018:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
4/25/2018	0.245400	0.210670	—	0.034730	0.010328	0.045058	0.045058	0.045058
6/28/2018	0.882000	0.882000	—	—	—	—	—	—
1/10/2019	0.194210	0.104250	—	0.089960	0.026751	0.116711	0.116711	0.089960

(1)       The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)        The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser” or “AAML”) require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”).

At its in-person meeting held on December 11, 2018 (the “Meeting”), the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the continuation of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, comparative investment performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data and other performance information for relevant benchmark indices. Among other items, the Board’s materials for the Meeting also included: (i) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering the approval of the investment advisory arrangement under the 1940 Act and Maryland law; (ii) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of the Independent Directors; (iii) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark, including, with respect to the Fund’s performance and accounting predecessor (the “Predecessor Fund”), information for the Fund for periods prior to the completion of the reorganization of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Greater China Fund, Inc., The Asia Tigers Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Singapore Fund, Inc. with and into Aberdeen Chile Fund, Inc. (the “Reorganization”) and the renaming of the Fund on April 30, 2018; (iv) information regarding the Fund’s expenses and advisory fees, including information comparing the Fund’s expenses to those of a peer group of funds and information about applicable fee “breakpoints” and expense limitations; and (v) information regarding the profitability of the Advisory Agreement to the Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process and also consulted in executive sessions with their counsel regarding consideration of the renewal of the Advisory Agreement. In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may

30	Aberdeen Emerging Markets Equity Income Fund, Inc.

Supplemental Information (unaudited) (continued)

have evaluated the information presented differently from one another and given different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement include the factors listed below.

In addition, the Board considered other matters such as: (i) the Fund’s investment objective and strategy following the Reorganization, (ii) the Adviser’s investment personnel and operations, (iii) the resources devoted by the Adviser to the Fund, (iv) the Adviser’s record of compliance with the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (v) the Adviser’s financial condition and stability, (vi) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, and (vii) possible conflicts of interest. Throughout the process, the Board members had the opportunity to ask questions of and request additional information from management.

The Board also noted that in addition to the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board received and reviewed materials in advance of each regular quarterly meeting that contained information about the Fund’s investment performance and information relating to the services provided by the Adviser.

As part of their deliberations, the Board members considered the following:

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information that compared the Fund’s return to comparable investment companies focused on emerging markets investments. The Board also received and considered performance information compiled by SI as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”).

In addition, the Board received and reviewed: information regarding the Fund’s total return on a net and gross basis and relative to the Fund’s benchmark; the effects of the Reorganization and subsequent tender offer on the performance of the Predecessor Fund and the Fund and the Fund’s and Predecessor Fund’s share performance and premium/discount information. The Board also received and considered information about the Fund’s and Predecessor Fund’s total return against its Morningstar Group average and other comparable Aberdeen-managed funds. The Directors considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies, restrictions and risks of each of these other funds. The Directors also received information about changes made to the Fund in connection with and following the Reorganization. Additionally, the Board took into account information about the Fund’s discount/premium ranking relative to its Morningstar Group and management’s discussion of the Fund’s performance. The Board also considered the Adviser’s performance and reputation generally, the responsiveness of the Adviser to Director concerns about performance and the willingness of the Adviser to take steps intended to improve performance. The Board concluded that overall Fund performance supported continuation of the Advisory Agreement.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Directors also considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. Among other things, The Board reviewed the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Directors took into account the Adviser’s investment experience and considered information regarding the Advisers’ compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Fund and/or the Adviser. The Board also considered the Adviser’s risk management processes. The Board noted that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures and considered the Adviser’s brokerage policies and practices. The Directors also considered the financial condition of the Adviser and the Adviser’s ability to provide quality service to the Fund. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Economies of Scale. The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser. The Directors reviewed the changes to the Fund’s management fee structure that were made in connection with the Reorganization. The Board considered management’s explanation of the economies of scale realized as a result of the Reorganization and noted that an increase in the size of the Fund’s portfolio would likely reduce Fund expenses further. The Board based its determination on various factors, including how the Fund’s management fees

Aberdeen Emerging Markets Equity Income Fund, Inc.	31

Supplemental Information (unaudited) (concluded)

compared relative to a peer group consisting of other comparable closed-end funds (the “Peer Group”) at higher asset levels and that the Fund’s management fee schedule provided breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increases. The Board also considered that the Adviser had entered into an expense limitation agreement with the Fund, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. The Board received and took into account information compiled at the request of the Fund by SI that compared the Fund’s effective annual management fee rate with the fees paid by its Peer Group. The Board considered the management fee structure, including that management fees for the Fund following the Reorganization were based on the Fund’s average weekly net assets rather than total managed assets following the Reorganization. Management noted that due to the unique strategy and structure of the Fund, Aberdeen did not have any closed-end funds that were directly comparable to the Fund. Although there were no other substantially similar AAML-advised investment vehicles against which to compare the Fund’s advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI.

The Board also considered other factors, which included but were not limited to the following:

•                whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•                the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“ASI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•                the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•                so-called “fallout benefits” to the Adviser or ASI, such as the benefits of research made available to ASI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, voting separately, approved the Fund’s Advisory Agreement for an additional one-year period.

32	Aberdeen Emerging Markets Equity Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

James Cattano c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1943	Class III Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 1989; current term ends at the 2020 annual Meeting	Mr. Cattano has been the President of Costal Trade Corporation (international commodity trade) since October 2011.	1

Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006. Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. from 1993 to 2018; Aberdeen Israel Fund, Inc. from 1989 to 2018; Aberdeen Indonesia Fund, Inc. from 1989 to 2018; and Aberdeen Latin America Equity Fund, Inc. from 1989 to 2018.

Lawrence J. Fox c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1943	Class II Director, Audit and Valuation, and Nominating Committee Member	Since 2006; current term ends at the 2022 annual Meeting	Mr. Fox has been a Partner at Schoeman, Updike & Kaufman LLP (law firm) since February 2017. Previously, he was a Partner at Drinker Biddle & Reath LLP (law firm) from 1972 to January 2017. He has also been a Lecturer at Yale Law School (education) since 2009.	1

Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corporation of America since 2011; Director of Aberdeen Israel Fund, Inc. from 2006 to 2018; Aberdeen Indonesia Fund, Inc. from 2003 to 2017; and Aberdeen Latin America Equity Fund, Inc. from 2003 to 2018.

Nancy Yao Maasbach c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Class I Director, Audit and Valuation, and Nominating, Committee Member	Since 2018; current term ends at the 2021 annual meeting	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Nancy has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Nancy is a member of the Council on Foreign Relations since 2015.	6	Director of The Asia Tigers Fund, Inc. from 2016 to 2018

Aberdeen Emerging Markets Equity Income Fund, Inc.	33

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

C. William Maher c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Class II Director, Audit and Valuation, and Nominating, Committee Member	Since 2018; current term ends at the 2022 annual meeting	Mr. Maher is Senior Advisor and Co-founder of Asymmetric Capital Management LLC since May 2018. Formerly, he was Chief Executive Officer of Santa Barbara Tax Products Group and Managing Director and Chief Financial Officer of LTL Financial. Prior to that he was the Managing Director of Nicholas Applegate Capital Management.	1	Director of Aberdeen Greater China Fund, Inc. for 2003 to 2018.

Rahn K. Porter c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1954	Class I Director, Audit and Valuation, and Nominating, Committee Member	Since 2018; current term ends at the 2021 annual meeting	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013. Previously he was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015 and was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011.	26	Director, CenturyLink Investment Management Company, since 2006; Director, BlackRidge Financial Inc., since 2005; Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.

Steven Rappaport c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1948	Chairman of the Board of Directors and the Nominating Committee, Class III Director, Audit and Valuation, and Cost Review Committee Member	Since 2003, Chairman since January 2018; current term ends at the 2020 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004. He was also a Director of Backstage LLC (publication) 2013-2018.	25

Director of iCAD, Inc. (a surgical and Medical instruments and apparatus company); Director of Presstek, Inc. (a digital imaging technologies company) until October 2012; Director of Credit Suisse Funds since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund since 2005; Director of Credit Suisse NEXT Fund since 2013; Director of Credit Suisse Park View Fund until September 2016. Director of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. from 2006 to 2018, Aberdeen Israel Fund, Inc. from 2003 to 2018, Aberdeen Indonesia Fund, Inc. from 2003 to 2018 and Aberdeen Latin America Equity Fund, Inc. from 2003 to 2018.

*

As of the date of this report, each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs, the Aberdeen Funds (which consists of 24 portfolios) and the Aberdeen Investment Funds (which consists of 4 portfolios), have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

34	Aberdeen Emerging Markets Equity Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers* who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1973	Chief Executive Officer and President	Since July 2009

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Jeffrey Cotton** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Currently, Director and Vice President and Head of Compliance – Americas for Aberdeen Standard Investments Inc., Chief Risk Officer-EMEA and Interim Global Head of Conduct & Compliance for Aberdeen. Mr. Cotton joined Aberdeen in 2010.

Andrea Melia** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since November 2009	Currently, Vice President and Head of Fund Operations, Trasitional Assets – Americas for Aberdeen Standard Investments Inc. Ms. Melia joined the company in September 2009.

Megan Kennedy** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009

Currently, Head of Product Management since 2009 for Aberdeen Standard Investments Inc. Ms. Kennedy joined the company in 2005 as a Senior Fund Administrator. She was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Alan Goodson** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Director, Vice President and Head of Product-Americas, overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the United States and Canada. Mr. Goodson joined Aberdeen in 2000.

Bev Hendry** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014

Currently, Chairman – Americas for Aberdeen Standard Investments Inc. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked as a Chief Operating Officer for 6 years.

Aberdeen Emerging Markets Equity Income Fund, Inc.	35

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Joanne Irvine** c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1968	Vice President	Since July 2009	Currently, Deputy Head of GEM for Aberdeen Standard Investments. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

Devan Kaloo** c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1972	Vice President	Since July 2009

Currently, Global Head of Equities for Aberdeen Standard Investments. He joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.

Jennifer Nichols** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009	Currently, Director, Vice President and Head of Legal – Americas for Aberdeen Standard Investments Inc. (since October 2006).

Nick Robinson** c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1978	Vice President	Since June 2011

Currently, Investment Director for Aberdeen Asset Managers Limited since 2016. Previously, he was a Director and Head of Brazilian Equities, of Aberdeen Standard’s operations in São Paulo from 2009 to 2016.

Lucia Sitar** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

Joseph Andolina** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017

Currently, Head of Conduct & Compliance – Americas since 2017 and Chief Risk Officer – Americas since 2019. Prior to joining the Compliance Department, Joe was a member of Aberdeen Standard’s Legal Department. He joined the company in 2012.

36	Aberdeen Emerging Markets Equity Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Hugh Young*** c/o Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President	Since July 2009

Currently a member of the Executive Management Committee and Managing Director of Aberdeen Standard Investments (Asia) Limited since 1991. Mr. Young is a Director of Aberdeen Asset Management PLC since 2011.

Sharon Ferrari** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager-US for Aberdeen Standard Investments Inc. She joined the company as a Senior Fund Administrator in 2008.

Heather Hasson** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. since 2009. She joined the company as a Fund Administrator in 2006.

*

Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 7, 2018.

**

Messrs. Andolina, Cotton, Goodson, Hendry, Kaloo, Pittard and Robinson and Mses. Ferrari, Hasson, Kennedy, Melia, Nichols and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs and Aberdeen Income Credit Strategies Fund each of which may be deemed to be part of the same “Fund Complex” as the Fund.

***

Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc., each of which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Emerging Markets Equity Income Fund, Inc.	37

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Corporate Information

Directors

James J. Cattano

Lawrence J. Fox

Nancy Yao Maasbach

C. William Maher

Rahn Porter

Steven N. Rappaport, Chairman

Officers

Christian Pittard, Chief Executive Officer and President
Jeffrey Cotton, Vice President and Chief Compliance Officer
Andrea Melia, Treasurer and Chief Financial Officer
Megan Kennedy, Vice President and Secretary
Joseph Andolina, Vice President-Compliance
Alan Goodson, Vice President
Bev Hendry, Vice President
Joanne Irvine, Vice President
Devan Kaloo, Vice President
Jennifer Nichols, Vice President
Nick Robinson, Vice President
Lucia Sitar, Vice President
Hugh Young, Vice President
Sharon Ferrari, Assistant Treasurer
Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Co.
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Administrator

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor

Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Equity Income Fund, Inc. are traded on the NYSE American under the symbol “AEF”. Information about the Fund’s net asset value and market price is available at www.aberdeenaef.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Equity Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AEF Annual

Item 2 - Code of Ethics.

(a)               As of December 31, 2018, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)               Definitional.

(c)                There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)               During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)                Not Applicable

(f)                 A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 - Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Steven N. Rappaport, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Rappaport as the Audit and Valuation Committee’s financial expert. Mr. Rappaport is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)(1) Tax Fees	(d) All Other Fees
December 31, 2018	$60,000	$21,000	$11,620	$0
December 31, 2017	$44,500	$0	$10,000	$0

(1)         The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)          The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the

Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)          None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                         Not applicable.

(g)                        Non-Audit Fees

For the fiscal years ended December 31, 2018 and December 31, 2017, respectively, KPMG billed $807,106 and $647,700 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)                       Not applicable.

Item 5 —    Audit Committee of Listed Registrants.

(a)                        The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2018, the Audit and Valuation committee members were:

James Cattano

Lawrence Fox

Nancy Yao Maasbach

C. William Maher

Rahn Porter

Steven Rappaport

(b)                        Not applicable.

Item 6 - Schedule of Investments.

(a)         Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and the policies of the Investment Adviser are included as Exhibit (d).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 8, 2019.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Global Head of Equities	Responsible for equities globally from the London office.

Currently, Global Head of Equities. Previously, Head of Global Emerging Markets Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen’s Singapore based Asian equities team in 2000.

Joanne Irvine Deputy Head of Global Emerging Markets	Responsible for emerging market equity portfolio management

Currently Deputy Head of GEM since 2017. Previously served as Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Flavia Cheong Head of Equities — Asia Pacific	Responsible for company research and oversight of portfolio construction for Asia Pacific Equities

Currently, Head of Equities — Asia Pacific for ASI. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

Hugh Young Managing Director	Responsible for equities globally from the Singapore office.

Currently member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Mark Gordon-James Investment Director	Responsible for global emerging market equity portfolio management	Currently a Investment Director on the global emerging markets equity team. He joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

(a)(2)  The information in the table below is as of December 31, 2018.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Devan Kaloo	Registered Investment Companies	16	$9,521.29	0	$0
	Pooled Investment Vehicles	82	$28,853.37	1	$426.00
	Other Accounts	87	$22,598.67	4	$1,314.18

Joanne Irvine	Registered Investment Companies	10	$8,554.46	0	$0
	Pooled Investment Vehicles	24	$12,385.59	0	$0
	Other Accounts	41	$10,217.15	4	$1,314.18

Flavia Cheong	Registered Investment Companies	16	$9,521.29	0	$0
	Pooled Investment Vehicles	82	$28,853.37	1	$426.00
	Other Accounts	87	$22,598.67	4	$1,314.18

Hugh Young	Registered Investment Companies	16	$9,521.29	0	$0
	Pooled Investment Vehicles	82	$28,853.37	1	$426.00
	Other Accounts	87	$22,598.67	4	$1,314.18

Mark Gordon-James	Registered Investment Companies	10	$8,554.46	0	$0
	Pooled Investment Vehicles	24	$12,385.59	0	$0
	Other Accounts	41	$10,217.15	4	$1,314.18

Total assets are as of December 31, 2018 and have been translated to U.S. dollars at a rate of £1.00 = $1.2736.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Adviser will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by the Adviser and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, the Adviser typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although the Adviser anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Adviser may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which the Adviser anticipates a more significant market impact, the Adviser intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of the Adviser based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, the Adviser may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Adviser does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Adviser’s discretionary account trading, The Adviser may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause a fund to compete against such model delivery clients that hold and trade in a same security as a fund.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the Aberdeen group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the Aberdeen group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2018
Devan Kaloo	0
Joanne Irvine	0
Hugh Young	0
Flavia Cheong	0
Mark Gordon-James	0

(b)         Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2018 through January 31, 2018	None	None	None	0
February 1, 2018 through February 28, 2018	None	None	None	0
March 1, 2018 through March 31, 2018	None	None	None	0
April 1, 2018 through April 30, 2018	None	None	None	0
May 1, 2018 through May 31, 2018	None	None	None	0
June 1, 2018 through June 30, 2018(2)	28,470,130	$7.9002	28,470,130	8,896,915
July 1, 2018 through July 31, 2018	276,959	$7.05	276,959	8,619,956
August 1, 2018 through August 31, 2018	232,217	$6.95	232,217	8,387,739
September 1, 2018 through September 30, 2018	55,000	$6.76	55,000	8,332,739
October 1, 2018 through October 31, 2018	71,183	$6.49	71,183	8,261,556
November 1, 2018 through November 30, 2018	70,520	$6.58	70,520	8,191,036
December 1, 2018 through December 31, 2018	11,0000	$6.60	11,000	8,180,036
Total	29,187,009	$6.89	29,187,009	—

(1) On December 6, 2011, the Board of Directors of the Fund (previously named Aberdeen Chile Fund, Inc.) authorized an open market repurchase program, which authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares.  On December 12, 2017, consistent with Regulation M, which prohibits a fund from purchasing its shares during a restricted period following the announcement of a tender offer by that fund, the Board of Directors approved a suspension of the Fund’s open market repurchase program until the completion of a tender offer of the Fund’s shares (the “Tender Offer”) following the Reorganizations, discussed below.  Purchases pursuant to the program were permitted to be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.  The Fund acquired the assets, subject to the liabilities, of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Greater China Fund, Inc. and The Asia Tigers Fund, Inc. after close of regular business on April 27, 2018 (the “Reorganizations”).  Effective April 30, 2018, the Fund was renamed Aberdeen Emerging Markets Equity Income Fund, Inc., changed its investment objective and strategy and began to trade on the NYSE American Exchange under the ticker symbol “AEF.”   The Board announced on October 4, 2017, that subject to the completion of the Reorganizations, the Fund will also establish a targeted discount policy, which will seek to manage the Fund’s discount by: (1) committing the Fund to buy back shares in the open market when the Fund’s shares trade at a discount of 10% or more to NAV and (2) undertaking a 15% tender offer if the average discount exceeds 11% over any rolling twelve-month period commencing on the closing of the consolidation and ending on December 31, 2019.  Following the completion of the Tender Offer, on June 12, 2018, the Board authorized an open market repurchase program to purchase issued and outstanding ordinary shares whenever the Fund trades at a discount of 10% or more to its NAV.

(2)  On May 11, 2018, the Fund’s Board of Directors approved a Tender Offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 32% of its issued and outstanding shares at a price equal to 99% of the Fund’s net asset value per share at the close of business on the NYSE American on June 20, 2018, the first business day following the expiration of the offer. The Tender Offer commenced on May 22, 2018 and expired on June 19, 2018. In connection with the Tender Offer, the Fund purchased 28,470,130 shares of capital stock at a price equal to $7.9002 per share. The Tender Offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.44155) in accordance with the terms of the Tender Offer.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13 - Exhibits.

(a)(1)         Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)         Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)         Not applicable.

(a)(4)         Not applicable

(b)                        Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)                         Proxy Voting Policy of Registrant.

(d)                        Proxy Voting Policy of the Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Equity Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	March 8, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	March 8, 2019